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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                JULY 27, 2001
                Date of Report (Date of earliest event reported)


                          SABRE HOLDINGS CORPORATION
              (Exact name of registrant as specified in its charter)

          DELAWARE                        1-12175                 75-2662240
(State or other jurisdiction       (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)

                             4255 AMON CARTER BLVD.
                            FORT WORTH, TEXAS 76155
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (817) 963-6400

                                NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

On October 17, 2000, Sabre Holdings Corporation, through its wholly owned subsidiaries, Sabre Inc. and GetThere Acquisition Corp., completed its acquisition of GetThere Inc., pursuant to the terms of the Agreement and Plan of Merger dated August 28, 2000. The Registrant is filing this report in order to currently provide historical financial information with respect to GetThere Inc. The financial statements filed with this report have previously been filed by the Registrant on Form 8-K, dated October 10, 2000 (as amended on December 22, 2000).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial statements of business acquired.

         The audited financial statements of GetThere Inc. (formerly GetThere.com, Inc.) as of and for the year ended January 31, 2000 are incorporated herein by reference to GetThere Inc.'s Form 10-K, as amended, for the fiscal year ended January 31, 2000 (File
    No. 000-28105).

         The unaudited financial statements of GetThere Inc. as of and for the six months ended July 31, 2000 are incorporated herein by reference to GetThere Inc.'s Form 10-Q for the period ended July 31, 2000 (File No. 000-28105).

    (b)  Pro forma financial information.

         None.

    (c)  Exhibits.

    EXHIBIT NUMBER

    23.1  Consent of PricewaterhouseCoopers, LLP, Independent Accountants



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SABRE HOLDINGS CORPORATION


Date:  July 27, 2001                   By:  /s/ JEFFERY M. JACKSON
                                            --------------------------
                                            Jeffery M. Jackson
                                            Executive Vice President,
                                            Chief Financial Officer
                                            and Treasurer
                                            (Principal Financial and
                                            Accounting Officer)










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                                 EXHIBIT INDEX


Exhibit No.     Description of Exhibit
-----------     ----------------------

   23.1         Consent of PricewaterhouseCoopers, LLP, Independent Accountants










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